EXHIBIT 10.5

THIS WARRANT AND THE SHARES OF STOCK THAT MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR HYPOTHECATED, OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTRATION UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE FOR SUCH OFFER, SALE, PLEDGE, HYPOTHECATION, OR TRANSFER IN THE OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

PRINCIPAL SOLAR, INC. COMMON STOCK WARRANT

Warrant Stock: 151,050
Date of Issuance: June 17, 2013

Principal Solar, Inc., a Delaware Company (the “Company”), for valid consideration received, hereby certifies that Bridge Bank, National Association, or its registered assigns (in each case “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, prior to termination as provided in Section 5 hereof, up to 151,050 shares of common stock of the Company (the “Common Stock”).  The exercise price per share will equal one dollar ($1.00) per share.  The shares purchasable upon exercise of this warrant (this “Warrant”), and the purchase price per share as described in this paragraph, each as adjusted from time to time pursuant to the terms of this Warrant, are hereinafter referred to as the “Warrant Stock” and the “Purchase Price,” respectively.

1.  Exercise.

A.  This Warrant may be exercised by Holder in whole or in part prior to termination as provided in Section 5 hereof, by surrendering this Warrant, with the purchase form appended hereto as  Exhibit A completed in accordance with the instructions thereto and duly executed by such  Holder  or  by  such  Holder’s  duly  authorized  attorney,  at  the  principal  office  of  the Company, or at such other office or agency as the Company may designate, accompanied by payment in full by cash, check or wire transfer of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise.

B.  The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(A) above or 1(C) below, as applicable.  If Holder exercises this Warrant in connection with the initial public offering of the Common Stock or a Change of Control Transaction (as defined in Section 5 below), Holder may designate that the exercise date be deemed the closing date of such public offering of the Common Stock or Change of Control Transaction, as applicable, and conditional upon the occurrence of such event. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise shall be deemed to have become Holder or holders of record of the Warrant Stock represented by such certificates.

C.  Net Issue Exercise.

(i)     In lieu of exercising this Warrant in the manner provided above in Section 1(A), Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrendering this Warrant, with the purchase form appended hereto as  Exhibit A completed in accordance with the instructions thereto and duly executed by such  Holder  or  by  such  Holder’s  duly  authorized  attorney,  at  the  principal  office  of  the Company, or at such other office or agency as the Company may designate, in which event the Company shall issue to Holder a number of shares of Warrant Stock computed using the following formula:

X = Y (A - B) A

Where	X = The number of shares of Warrant Stock to be issued to Holder pursuant to this net exercise.

Y = The number of shares of Warrant Stock in respect of which the net issue election is made (at the date of such calculation).

A = The fair market value of one share of Common Stock (at the date of such calculation).

B = The Purchase Price (as adjusted to the date of such calculation).

(ii)     For purposes of this Section 1(C), “fair market value” of a share of Common Stock as of a particular date (the “Determination Date”) shall mean (A) if shares of Common Stock are traded on a national securities exchange (an “Exchange”), the average of the closing price of a share of the Common Stock of the Company on the last twenty (20) trading days prior to the Determination Date reported on such Exchange as reported in The Wall Street Journal, or (B) if shares of Common Stock are not traded on an Exchange but trade in the over- the-counter market and such shares are quoted on the OTC Bulletin Board (the “OTCBB”), (I) the average of the last sales prices reported on the OTCBB or (II) if such shares are an issue for which last sale prices are not reported on the OTCBB, the average of the closing bid and ask prices, in each case on the last twenty (20) trading days (or if the relevant price or quotation did not exist on any of such days, the relevant price or quotation on the next preceding business day on which there was such a price or quotation) prior to the Determination Date as reported at www.otcbb.com; or (C) if the shares of Common Stock are neither traded on an exchange or in the over-the-counter market, then as determined in good faith by the board of directors of the Company; provided, that, if the Warrant is being exercised upon the closing of the issuance and sale of shares of Common Stock in the Company’s first underwritten public offering pursuant to an effective registration statement under the Act, the value will be the initial “Price to Public” of one share of Common Stock specified in the final prospectus with respect to such offering.

D.  As soon as practicable after the exercise of this Warrant, the Company shall cause to be issued in the name of, and delivered to, Holder, or as such Holder may direct, a certificate or certificates for the number of shares of Warrant Stock to which such Holder shall be entitled. Issuance of certificates pursuant to this Section 1(D) shall be made without charge to Holder for any issue or transfer tax or other incidental expenses in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company.

E.  Each certificate for Warrant Stock or for any other security issued or issuable upon exercise of this Warrant shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  SUCH SECURITIES MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE, PLEDGE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT UNLESS SOLD PURSUANT TO RULE 144 PROMULGATED UNDER THE ACT.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD OF UP TO 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT OF THE COMPANY FILED UNDER THE ACT, AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.”

F.  The Company covenants that the Warrant Stock, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

2.  Redemption.

The Company may redeem this Warrant by providing written notice to Holder within two years from the date of issuance of this Warrant for six hundred and four thousand, two hundred dollars ($604,200) (the “Redemption Price”).

3.  Adjustments.

A.  If outstanding shares of Common Stock shall be subdivided into a greater number of shares or a stock dividend shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend, as the case may be, shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares of Warrant Stock issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment. Any adjustment under this Section 2(A) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

B.  In case of any reclassification, change or conversion of securities of the Company of the class issuable upon the exercise of this Warrant or in case of any reorganization of the Company on or after the date hereof, other than upon a Change of Control Transaction and other than as a result of a subdivision, combination or stock dividend provided for in Section 2(A) above, then and in each such case Holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, conversion or reorganization shall be entitled to receive (and upon written request, the Company shall provide Holder duly executed documents evidencing the same), in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, at an aggregate exercise price not more than that payable upon the exercise if this Warrant prior to such consummation, all subject to further adjustment as provided in Section 2(A) above; and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

C.  If the Company engages in an offering of equity (including, without limitation, debt, warrants, options and other securities convertible into equity) of the Company (the “Subsequent Financing”) then the Purchase Price shall be adjusted to the price per share of Common Stock issued (or deemed issued) in the Subsequent Financing (assuming the conversion of any securities or exercise of options or warrants of the Company issued in the Subsequent Financing that are convertible into or exercisable for Common Stock or securities convertible into Common Stock) if such price is less than the Purchase Price in effect immediately prior to the Subsequent Financing.  When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares of Warrant Stock issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.  Any adjustment under this Section 2(C) shall become effective at the close of business on the date the Subsequent Financing becomes effective.

D.  Whenever the Purchase Price or the number of shares of Warrant Stock purchasable hereunder shall be adjusted pursuant to Section 2 hereof, the Company shall promptly give written notice thereof to Holder in the form of a certificate, signed by the chief executive officer and the executive officer responsible for the creation of such certificate, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Purchase Price and the number of shares of Warrant Stock purchasable hereunder after giving effect to such adjustment. Such certificate shall be delivered to Holder within thirty (30) days of such adjustment, in accordance with Section 10 hereof.

4. Transfers. Each Holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Act, and agrees not to offer for sale, sell, pledge, distribute, transfer or otherwise dispose of this Warrant and agrees not to offer for sale, sell, pledge, distribute, transfer or otherwise dispose of any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Act as to this Warrant and the Warrant Stock and registration or qualification of under any applicable Blue Sky or state securities law then in effect, or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required; provided, however, that no opinion need be obtained with respect to a transfer to (A) a partner or member, active or retired, of Holder, (B) the estate of any such partner or member, (C) an “affiliate” of Holder as that term is defined in Rule 405 promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Act, or (D) the spouse, children, grandchildren or spouse of such children or grandchildren of Holder or to trusts for the benefit of Holder or such persons, in each case if the transferee agrees to be subject to the terms hereof. Notwithstanding the foregoing, any transferee receiving shares that (A) have been registered under the Act or (B) are resaleable under Rule 144 promulgated under the Act shall not be required to agree in writing to be subject to the terms of this Section 3.

5. No Impairment. The Company will not, by amendment of its certificate of Incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of Holder of this Warrant against impairment.

6.  Termination.

A.  This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the earliest of: (i) the date which is ten (10) years after the date of issuance (the “Expiration Date”), (ii) the closing of the Company’s initial public offering of Common Stock, and (iii) the closing of a liquidation, dissolution or winding up of the Company. For purposes of this Warrant, each of the following transactions shall be deemed to be a liquidation, dissolution or winding up of the Company: (i) a sale, exclusive lease, exclusive license or other disposition of all or substantially all of the assets of the Company; or (ii) any reorganization, consolidation, merger, stock sale, reorganization or similar transaction in which the Company is a constituent corporation or is a party if, as a result of such transaction, the voting securities of the Company that are outstanding immediately prior to such transaction do not represent, or are not converted into, securities of the resulting or surviving corporation that together represent a majority of the voting power of the surviving or resulting corporation in such a transaction (a “Change of Control Transaction”).

B.   This Warrant shall be deemed to be exercised automatically in full pursuant to the provisions of Section 1(C) hereof, without any further action on behalf of Holder, immediately prior to the time this Warrant would otherwise terminate pursuant to Section 5(A) above.

7.  Notices of Certain Transactions.

A.   In the event:

(i)    that the Company takes a record of Holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(ii)    that the Company makes any change to the Company’s certificate of incorporation;

(iii)   of the filing of the Company’s first registration statement under the Act with the SEC;

(iv)   of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any Change of Control Transaction, any other consolidation or merger of the Company with or into another corporation, or any other transaction or series of related transactions pursuant to which the Company’s stockholders immediately prior thereto will possess a minority of the voting power of the surviving or acquiring entity immediately thereafter, or any transfer of all or substantially all of the assets of the Company; or

(v)     of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) a certified copy of the Company’s current certificate of incorporation, (iii) the anticipated date on which the Company expects its first registration statement with the SEC to become effective, or (iv) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, Change of Control Transaction, dissolution, liquidation, winding-up or redemption is to take place, and the time, if any is to be fixed, as of which Holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding- up or redemption) shall be determined. Such notice shall be mailed at least twenty (20) days prior to the record date or effective date for the event specified in such notice.

B.  The Company shall mail or cause to be mailed to the Holder, by certified mail, return receipt requested, notice of the Expiration Date of the Warrant, no later than twenty (20) days prior to the Expiration Date.

8.  Reservation of  Stock. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant and conversion of the Warrant Stock.  The Company covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid (assuming payment of the exercise price by Holder) and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof.  The Company will take all such action as may be reasonably necessary to assure that such shares of Warrant Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the securities of the Company may be listed;  provided,  however, that the Company shall not be required to effect a registration under Federal or state securities laws with respect to such exercise.

9.  Exchange of Warrants. Upon the surrender by Holder of any Warrant, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Holder, at Holder’s expense, a new Warrant of like tenor, in the name of such Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock called for on the face or faces of the Warrant so surrendered.

10. Replacement of Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor at Holder’s expense.

11. Notices. All notices and other communications required or permitted hereunder shall be in writing and delivered, mailed or transmitted by any standard form of telecommunication. Notices and other communications to Holder shall be directed to it at its address set forth on the signature page hereto; and notices and other communications to the Company shall be directed to it at its address set forth on the signature page hereto; or as to each party, at such other address as shall be designated by such party in a written notice to the other party pursuant hereto. Any such notice or other communication shall be deemed to have been duly given (a) when sent by Federal Express  or  other  overnight  delivery  service  of  recognized  standing,  on  the  business  day following deposit with such service; (b) when mailed by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt.   Any party hereto may by notice so given change its address for future notice hereunder.

12. No Rights as Stockholder. Until the exercise of this Warrant, Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.  Without limiting the generality of the foregoing, and except as otherwise provided in Section 2 hereof, no dividends shall accrue to the shares of Warrant Stock underlying this Warrant until the exercise hereof and the purchase of the underlying shares of Warrant Stock, at which point dividends shall begin to accrue with respect to such purchased shares of Warrant Stock from and after the date such shares of Warrant Stock are so purchased.  Nothing in this Section 11 shall limit the right of Holder to be provided the notices required to be provided pursuant to the terms of this Warrant.

13. Lock-up Agreement. Holder agrees that, if, in connection with the Company’s initial public offering of the Company’s securities, the Company or the underwriters managing the offering so request, Holder shall not publicly sell, make any short sale of, loan, grant any option for the purchase of, or otherwise publicly dispose of any securities of the Company without the prior written consent of the Company or such underwriters, as the case may be, for through the end of the 180-day period following the effective date of such registration statement (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto). This Section 12 shall be binding on all transferees or assignees of this Warrant or the Warrant Stock.

14. Registration Rights Agreement. The registration rights of Holder (including Holder’s successors) with respect to the Common Stock issuable upon conversion of the Warrant Stock issuable upon exercise of this Warrant, and the associated obligations, shall be the same as granted to purchasers in the first financing transaction in which purchasers are granted registration rights, as the same may be amended from time to time; provided that Holder's rights under this Section 13 are conditioned upon Holder executing such further documentation as is required to be signed by other investors in such financing to receive such rights.

15. No  Fractional  Shares.  No  fractional  shares  of  Warrant  Stock  will  be  issued  in connection with any exercise hereunder.  In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the purchase price per share of Warrant Stock.

16. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

17. Governing Law. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without application of conflicts of law principles thereunder.

18. Amendment or Waiver. Any provision of this Warrant may be amended, waived or modified (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely) only by an instrument in writing signed by the Company and Holder.  Any amendment, waiver or modification effected in accordance with this Section 17 shall be binding upon Holder, each future holder of the Warrant or the Warrant Stock and the Company.

19. Sundays and  Holidays. This Warrant shall be exercisable as provided for herein, except that in the event that the expiration date of this Warrant shall fall on a Saturday, Sunday and/or and United States federally recognized Holiday, the expiration date for this Warrant shall be extended to 5:00 p.m. Pacific time on the business day following such Saturday, Sunday or recognized Holiday.

20. Successor and Assigns. The terms and provisions of this Warrant and the Purchase Agreement shall incur to the benefit of, and be binding upon, the Company and each Holder hereof and their respective permitted successors and assigns.

21. Attorneys’ Fees.  If any action at law or in equity is necessary to enforce or interpret the  terms of  this Warrant the  adjudicating party may in  its  discretion order that  the  non- prevailing party, as determined by such adjudicating party, reimburse the prevailing party for reasonable attorney’s fees and costs in addition to any other relief to which such prevailing party may be entitled.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHERETO, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

PRINCIPAL SOLAR, INC.

By: /s/ Michael Gorton
Name: Michael Gorton
Title: Chief Executive Officer

Principal Solar, Inc
2700 Fairmont
Dallas, TX 75201
Attention: Michael Gorton, CEO

By its counter-signature below, Holder hereby agrees to the foregoing terms and conditions set forth in this Warrant.

"HOLDER"

BRIDGE BANK, NATIONAL ASSOCIATION

By: ________________________________
Name: Scott Reising
Title:   Senior Vice President

Bridge Bank, National Association
55 Almaden Boulevard
San Jose, CA 95113
Attn:  Energy & Infrastructure Group
Facsimile No.: (408) 282-1681
Email:  EIG@bridgebank.com

EXHIBIT A

PURCHASE FORM

To:           PRINCIPAL SOLAR, INC.                                                                                                  Dated:

(1)           By checking the applicable box below (please check only one), the undersigned hereby irrevocably elects:

☐
to purchase______ shares of the Warrant Stock covered by the attached Warrant and herewith makes payment of $________ by cash, check or wire transfer, representing the full purchase price for such shares at the price per share provided for in such Warrant, pursuant to Section 1(A) thereof; OR

☐	to exercise the attached Warrant pursuant to Section 1(C) thereof. The number of shares of Warrant Stock in respect of which this net issue election is made is _________.

 (2)           Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)       The undersigned represents that the aforesaid shares of Warrant Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares except in compliance with applicable securities laws.

(Date)	(Signature)

(Name)